Exhibit 99.2

AMY:06

++ Earnings Webcast ++

1st Quarter 2006

May 4, 2006

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++ It All Adds Up ++

Quality Portfolio Growth

The Southbank
San Antonio, TX

Plaza in the Park
Houston, TX

MacArthur Park
Dallas, TX

Uptown Plaza
Dallas, TX

MacArthur Pads
Dallas, TX

Uptown Plaza
Houston, TX

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++ It All Adds Up ++

Our Business Model

Real Estate Development and Operations
SERVICES:
construct, develop, acquire
dispose of, broker, lease, manage
generate fees
in a buyers' or
sellers' market
Asset Advisory
SERVICES:
raise
capital,
actively
manage
funds
earn
advisory fees,
share profits
Irreplaceable Corner Portfolio
recurring stream
of rental income
AmREIT
(AMEX:AMY)

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++ It All Adds Up ++

FFO Per Share Quarter vs. Annual

22% Average Annual 3-Year Growth
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.42
$0.54
$0.64
$0.70
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2003
2004
2005
By Year
By Quarter

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++ It All Adds Up ++

1 Real Estate Development and Operating Business

Real Estate Development and Operations
SERVICES:
construct, develop, acquire
dispose of, broker, lease, manage
generate fees
in a buyers' or
sellers' market
Asset Advisory
Irreplaceable Corner Portfolio
AmREIT
(AMEX:AMY)

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-- It All Adds Up --

$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$443
$357
$829
$841
2003
2004
2005
2006E

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++ It All Adds Up ++

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Asset Advisory Business

Real Estate Development and Operations
Irreplaceable Corner Portfolio
Asset Advisory
SERVICES: raise capital, actively manage funds
earn advisory fees, share profits
AmREIT
(AMEX:AMY)

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++ It All Adds Up ++

Capital Under Management in Advisory Group (in millions)

$140
$120
$100
$80
$60
$40
$20
$0
$30
$50
$61
$121
2003
2004
2005
2006E

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++ It All Adds Up ++

Fund Timeline (in millions)

Funds begin liquidating in sequential order
MIG III
$50
MIG II
$25
MIG
$15
AIG
$10
AOF
$2.4 ($869,000 GP profit participation to date)
ND (1)
$1.8 ($503,000 GP profit participation)
◆ Represents the year final liquidation is scheduled to commence and when the general partner may begin recognizing profit participation.
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006E 2007E 2008E 2009E 2010E 2011E 2012E

The Gardens at Westgreen

(1) AmREIT's predecessor American Asset Advisory Corporation sponsored and served as the general partner (GP) for Net Developers (ND), the Company's first actively managed merchant development partnership fund.

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++ It All Adds Up ++

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Portfolio of Irreplaceable Corners

Real Estate Development and Operations
Asset Advisory
Irreplaceable Corner Portfolio
recurring stream of rental income
AmREIT
(AMEX:AMY)

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++ It All Adds Up ++

2005 Acquisitions

The South Bank

on the River walk

San Antonio, TX

MacArthur Park Pad Sites

Pier 1 Imports

Dallas, TX

Uptown Park

Houston, TX

Ideal Characteristics of an Irreplaceable Corner

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++ It All Adds Up ++

2006 Acquisitions

Uptown Plaza

Dallas, TX

Acquired March 2006

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++ It All Adds Up ++

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
-$2,000
Total Dividends
Real Estate FFO
IC Portfolio FFO
Asset Advisory FFO
$3.2
$3.5
$6.0
$6.5
$11.8
$12.9
$14.8
$16.5
2003
2004
2005
2006E

*As adjusted for certain non-cash charges such as deferred merger charges and asset impairment charges

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Exhibit 99.2

 [GRAPHIC APPEARS HERE]

++ Earnings Webcast ++
AMY:06	1st Quarter 2006
May 4, 2006

Forward Looking Statement

In addition to historical information, this presentation contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which AmREIT operates, and beliefs and assumptions made by management. Past performance is not indicative of future returns. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. The estimated 2006 amounts included herein are based solely on management’s 2006 forecast and do not represent historical results of operations or financial condition.

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Quality Portfolio Growth

[GRAPHICS APPEAR HERE]

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Our Business Model

[GRAPHIC APPEARS HERE]

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FFO Per Share Quarter vs. Annual

[CHART APPEARS HERE]

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1 Real Estate Development and Operating Business

As a real estate development and operating company, we provide value by offering an array of services to our tenants and properties, to our asset advisory group’s portfolios and to third parties.

[GRAPHIC APPEARS HERE]

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Real Estate Development and Operating FFO Segment Contribution (in thousands)

[CHART APPEARS HERE]

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2 Asset Advisory Business

Our asset advisory business broadens the Company’s avenues to capital and raises private equity for a series of merchant development partnership funds.

[GRAPHIC APPEARS HERE]

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Capital Under Management in Advisory Group (in millions)

[CHART APPEARS HERE]

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Fund Timeline (in millions)

[GRAPHIC APPEARS HERE]

[CHART APPEARS HERE]

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3 Portfolio of Irreplaceable Corners

AmREIT’s institutional-grade portfolio of Irreplaceable Corners (IC), our most recognized business, provides a foundation to our FFO growth through a steady stream of rental income.

[GRAPHIC APPEARS HERE]

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2005 Acquisitions

[GRAPHICS APPEAR HERE]

Ideal Characteristics of an Irreplaceable Corner

+ High barriers to entry

+ Strong 3-mile demographics

+ High traffic counts

+ Located on a lighted “Main and Main” corner

+ National and regional market dominant tenants

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2006 Acquisitions

[GRAPHICS APPEAR HERE]

Uptown Plaza

Dallas, TX

Acquired March 2006

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Total FFO* by Segment vs. Total Dividends Paid (Class A, B, C & D Common Shares) (in millions)

[CHART APPEARS HERE]

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It All Adds Up

Becoming a leading company in generating FFO per share for our shareholders over the long-term is our number one financial goal.

[GRAPHICS APPEAR HERE]

Since 2003:

•	19% average annual growth in FFO per share

•	15% average annual dividend growth

•	108% average annual growth in total assets

•	131% average annual growth in portfolio equity

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USEFUL INFORMATION

Contact Names:	Debbie Lucas, VP Corporate Communications	Date:	May 4, 2006
	Chad Braun, Chief Financial Officer	Phone:	1-800-888-4400

Company:	AmREIT	Website:	www.amreit.com
8 Greenway Plaza, Suite 1000
Houston, TX 77046

[GRAPHICS APPEAR HERE]

DISCLAIMERS
Unless otherwise stated, all references to funds from operations (FFO) or FFO per share throughout this presentation represent amounts available to Class A shareholders.

All references to FFO within this presentation represent amounts available to Class A shareholders. References to 2003 and 2004 FFO have been adjusted for certain non-cash changes such as deferred merger charges and asset impairment charges.

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